                                                                     Exhibit 4.6

                 AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

            AMENDMENT NO. 5 TO LOAN AND SECURITY  AGREEMENT (this "Amendment No.
5"),  dated as of  September  8, 2005,  by and among Handy & Harman,  a New York corporation  ("H&H"),  OMG,  Inc.,  a Delaware  corporation,  formerly  known as
Olympic  Manufacturing Group, Inc., ("OMG"),  Continental  Industries,  Inc., an
Oklahoma corporation ("Continental"),  Maryland Specialty Wire, Inc., a Delaware
corporation  ("Maryland  Wire"),  Handy & Harman Tube Company,  Inc., a Delaware
corporation  ("H&H Tube"),  Camdel Metals  Corporation,  a Delaware  corporation
("Camdel"),   Canfield  Metal  Coating   Corporation,   a  Delaware  corporation
("Canfield"),    Micro-Tube   Fabricators,    Inc.,   a   Delaware   corporation
("Micro-Tube"),  Indiana  Tube  Corporation,  a Delaware  corporation  ("Indiana
Tube"), Lucas-Milhaupt,  Inc., a Wisconsin corporation ("Lucas"), Handy & Harman
Electronic  Materials  Corporation,  a Florida  corporation ("H&H  Electronic"),
Sumco  Inc.,  an  Indiana  corporation  ("Sumco"  and  together  with H&H,  OMG,
Continental,  Maryland Wire, H&H Tube,  Camdel,  Canfield,  Micro-Tube,  Indiana
Tube,   Lucas  and  H&H  Electronic,   each   individually,   a  "Borrower"  and
collectively,  "Borrowers"),  Handy & Harman  of  Canada,  Limited,  an  Ontario
corporation ("H&H Canada"),  ele Corporation,  a California corporation ("ele"),
Alloy Ring  Service  Inc., a Delaware  corporation  ("Alloy"),  Daniel  Radiator
Corporation, a Texas corporation ("Daniel"),  H&H Productions,  Inc., a Delaware corporation  ("H&H  Productions"),  Handy & Harman  Automotive  Group,  Inc.,  a
Delaware  corporation  ("H&H  Auto"),  Handy &  Harman  International,  Ltd.,  a
Delaware  corporation  ("H&H  International"),  Handy &  Harman  Peru,  Inc.,  a
Delaware  corporation ("H&H Peru"),  KJ-VMI Realty, Inc., a Delaware corporation
("KVR"),  Pal-Rath Realty,  Inc., a Delaware corporation  ("Pal-Rath"),  Platina
Laboratories,  Inc.,  a  Delaware  corporation  ("Platina"),   Sheffield  Street
Corporation,  a Connecticut  corporation  ("Sheffield"),  SWM,  Inc., a Delaware corporation  ("SWM")  and  Willing B Wire  Corporation,  a Delaware  corporation
("Willing"  and  together  with each of H&H  Canada,  ele,  Alloy,  Daniel,  H&H
Productions,  H&H Auto, H&H  International,  H&H Peru, KVR,  Pal-Rath,  Platina,
Sheffield  and  SWM,  each   individually,   a  "Guarantor"  and   collectively,
"Guarantors"),   Wachovia  Bank,  National   Association,   a  national  banking
association,  successor  by merger to  Congress  Financial  Corporation,  in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for the  financial  institutions  party  thereto as lenders  (in such  capacity,
together  with  its  successors  and  assigns,   "Agent"),   and  the  financial
institutions party thereto as lenders (collectively, "Lenders").

                              W I T N E S S E T H:
                              - - - - - - - - - --

            WHEREAS, Agent, Lenders,  Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders)
have  made  and  may  make  loans  and  advances  and  provide  other  financial accommodations  to Borrowers  as set forth in the Loan and  Security  Agreement, dated  as of  March  31,  2004,  by and  among  Agent,  Lenders,  Borrowers  and
Guarantors  (as  amended by Consent  and  Amendment  No. 1 to Loan and  Security
Agreement,  dated as of August 31,  2004,  Amendment  No. 2 to Loan and Security
Agreement,  dated as of October 29, 2004,  Amendment  No. 3 to Loan and Security
Agreement,  dated  as of  December  29,  2004  and  Amendment  No. 4 to Loan and
Security  Agreement,  dated as of May 20, 2005, and as the same may hereafter be
further  amended,  modified,   supplemented,   extended,  renewed,  restated  or

replaced,  the  "Loan  Agreement"),  and the  other  agreements,  documents  and instruments  referred to therein or at any time  executed  and/or  delivered  in connection therewith or related thereto (all of the foregoing, together with the
Loan  Agreement,  as the same now exist or may  hereafter be amended,  modified, supplemented,  extended,  renewed,  restated  or  replaced,  being  collectively referred to herein as the "Financing Agreements");

            WHEREAS,  Borrowers and  Guarantors  have  requested  that Agent and
Lenders agree to amend the Loan  Agreement  to, among other things,  provide for the making of  additional  Loans,  and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein; and

            WHEREAS, by this Amendment No. 5, Borrowers,  Guarantors,  Agent and
Lenders desire and intend to evidence such consents and amendments;

            NOW THEREFORE, in consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

            1. DEFINITIONS.

               (a) AMENDMENTS TO DEFINITIONS.

                   (i) The definition of  "Applicable  Margin" in Section 1.8 of the Loan Agreement is hereby  amended by deleting such  definition and replacing it with the following:

                    "1.8 'Applicable  Margin' shall mean, at
               any time,  as to the Interest  Rate for Prime
               Rate   Loans  and  the   Interest   Rate  for
               Eurodollar  Rate Loans,  (a) at any time from
               the  Amendment  No. 5  Effective  Date  until
               October 1, 2005 (the  "Adjustment  Date") (i)
               the rate per annum equal to 0.5% with respect
               to all Loans  consisting  of Prime Rate Loans
               and (ii) the  rate per  annum  equal to 2.25%
               with  respect  to  all  Loans  consisting  of
               Eurodollar Rate Loans, and (b) from and after
               the    Adjustment    Date,   the   applicable
               percentage  (on a per annum  basis) set forth
               below  if  the   Quarterly   Average   Excess
               Availability  for the  immediately  preceding
               fiscal  quarter is at or within  the  amounts
               indicated for such percentage:

                                        2

                                                   Applicable Prime                           Applicable Eurodollar
                                                     Rate Margin                                     Rate Margin
                                                     -----------                                     -----------
                                                                        Equipment                                 Equipment
                                        Revolving                       Purchase         Revolving    Term        Purchase
      Excess Availability                 Loans       Term Loans        Term Loans       Loans        Loans       Term Loans
      -------------------                 -----       ----------        ----------       -----        -----       ----------

(a)  $12,500,000 or more                     0%             0%                0%           1.75%      1.75%         1.75%

(b) Equal to or greater than              0.25%          0.25%             0.25%           2.00%      2.00%         2.00%
     $10,000,000 but less than
     $12,500,000

(c)  Less than $10,000,000                0.50%          0.50%             0.50%           2.25%      2.25%         2.25%

                        PROVIDED,   THAT,   the   Applicable   Margin  shall  be
                        calculated  and  established  once each  fiscal  quarter
                        (commencing with the fiscal quarter beginning October 1,
                        2005)."

                   (ii) The  definition of  "Borrowing  Base" in Section 1.11 of the Loan  Agreement  is hereby  amended by  deleting  clause  (a)(i)(2)  of such
Section and replacing it with the following:

                    "(2)  the  sum  of  (x)  the  lesser  of  (i)
                sixty-five (65%) percent  multiplied by the Value
                of the Eligible  Inventory  (other than  Precious
                Metals  Inventory)  of  the  Non-Precious  Metals
                Borrowing Base Parties or (ii) eighty-five  (85%)
                percent of the Net Recovery Percentage multiplied
                by the Value of such  Eligible  Inventory  of the
                Non-Precious Metals Borrowing Base Parties,  plus
                (y) the  lesser of (i) the sum of (A)  sixty-five
                (65%)  percent  multiplied  by the  Value  of the
                Eligible  Inventory  (other than Precious  Metals
                Inventory) of the Precious Metals  Borrowing Base
                Parties and (B) eighty (80%)  percent  multiplied
                by the Value of the Eligible Inventory consisting
                of  Precious   Metals   Inventory   and  Eligible
                Consigned Precious Metals Inventory of Parent and
                the  Precious  Metals  Borrowing  Base Parties or
                (ii)   eighty-five   (85%)  percent  of  the  Net
                Recovery  Percentage  multiplied  by the Value of
                such Eligible  Inventory  and Eligible  Consigned
                Precious  Metals  Inventory  of  Parent  and  the
                Precious Metals Borrowing Base Parties, or".

                   (iii) The definition of "Intercreditor  Agreement" in Section
1.66 of the Loan  Agreement  is hereby  amended by  deleting  "dated on or about
October 29, 2004" and replacing it with "dated on or about September 8, 2005".

                   (iv) The definition of "Tranche B Term Loan Agent" in Section
1.134  of  the  Loan  Agreement  is  hereby  amended  by  deleting  "Canpartners
Investments IV, LLC, a California  limited  liability  company" and replacing it with "Steel Partners II, L.P., a Delaware  limited  partnership (as successor in interest to Canpartners Investments IV, LLC)".

                   (v) The  definition  of  "Tranche B Term Loan  Agreement"  in
Section  1.135  of the  Loan  Agreement  is  hereby  amended  by  deleting  such definition and replacing it with the following:

                "1.135 'Tranche B Term Loan Agreement' shall mean
                the Loan and Security Agreement,  dated March 31,
                2004,  by and among  Tranche  B Term Loan  Agent,
                Tranche  B  Term  Loan  Lenders,   Borrowers  and
                Guarantors,  as  amended  by  Consent to Loan and
                Security Agreement,  dated as of August 31, 2004,
                the Loan and Security Agreement Amendment,  dated
                as of October 29, 2004,  Amendment  No. 2 to Loan
                and Security Agreement, dated as of May 20, 2005,
                Consent,  dated as of September  8, 2005,  and as
                the  same  may  hereafter  be  further   amended,
                modified,   supplemented,    extended,   renewed,
                restated or replaced,  including  any  agreements
                with respect to Refinancing Indebtedness."

                   (vi) The  definition  of  "Tranche  B Term Loan  Lenders"  in
Section 1.138 of the Loan Agreement is hereby  amended by deleting  "Canpartners
Investments IV, LLC" and replacing it with "Steel Partners II, L.P."

            (b)  ADDITIONAL  DEFINITIONS.  As used herein,  the following  terms shall have the following  meanings  given to them below,  and the Loan Agreement and the other  Financing  Agreements are hereby amended to include,  in addition and not in limitation, the following:

                   (i)  "Amendment No. 5" shall mean Amendment No. 5 to Loan and
Security Agreement by and among Borrowers, Guarantors, Agent and the Lenders, as the same  now  exists  or may  hereafter  be  amended,  modified,  supplemented, extended, renewed, restated or replaced.

                   (ii)  "Amendment  No. 5 Effective  Date" shall mean the first date on which all of the conditions  precedent to the effectiveness of Amendment
No. 5 shall have been satisfied or waived.

                   (iii) "Existing  Camdel Term Loan" shall have the meaning set forth in Section 2.3(a) hereof.

                   (iv)  "Existing  Camdel  Term Loan  Balance"  shall  have the meaning set forth in Section 2.3(f) hereof.

                   (v)   "Existing   Camdel  Term  Note"  shall  mean  the  Term
Promissory  Note,  dated March 31, 2004, made by Camdel in favor of Agent in the original principal amount of $1,641,676, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                   (vi) "Existing Canfield Term Loan" shall have the meaning set forth in Section 2.3(a) hereof.

                   (vii)  "Existing  Canfield Term Loan Balance"  shall have the meaning set forth in Section 2.3(g) hereof.

                   (viii)  "Existing  Canfield  Term  Note"  shall mean the Term
Promissory Note, dated March 31, 2004, made by Canfield in favor of Agent in the original  principal amount of $993,037,  as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                   (ix) "Existing  Continental Term Loan" shall have the meaning set forth in Section 2.3(a) hereof.

                   (x) "Existing  Continental  Term Loan Balance" shall have the meaning set forth in Section 2.3(c) hereof.

                   (xi)  "Existing  Continental  Term Note"  shall mean the Term
Promissory  Note, dated March 31, 2004, made by Continental in favor of Agent in the  original  principal  amount of  $1,707,688,  as the same now  exists or may hereafter be amended,  modified,  supplemented,  extended,  renewed, restated or replaced.

                   (xii)  "Existing  H&H  Electronic  Term Loan"  shall have the meaning set forth in Section 2.3(a) hereof.

                   (xiii) "Existing H&H Electronic Term Loan Balance" shall have the meaning set forth in Section 2.3(j) hereof.

                   (xiv) "Existing H&H Electronic Term Note" shall mean the Term
Promissory  Note, dated March 31, 2004, made by H&H Electronic in favor of Agent in the original  principal  amount of $2,250,951,  as the same now exists or may hereafter be amended,  modified,  supplemented,  extended,  renewed, restated or replaced.

                   (xv) "Existing H&H Tube Term Loan" shall have the meaning set forth in Section 2.3(a) hereof.

                   (xvi)  "Existing H&H Tube Term Loan  Balance"  shall have the meaning set forth in Section 2.3(e) hereof.

                   (xvii)  "Existing  H&H Tube Term  Note"  shall  mean the Term
Promissory Note, dated March 31, 2004, made by H&H Tube in favor of Agent in the original  principal amount of $542,487,  as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                   (xviii)  "Existing  Indiana  Tube Term  Loan"  shall have the meaning set forth in Section 2.3(a) hereof.

                   (xix)  "Existing  Indiana Tube Term Loan Balance"  shall have the meaning set forth in Section 2.3(h) hereof.

                   (xx)  "Existing  Indiana  Tube Term Note" shall mean the Term
Promissory Note, dated March 31, 2004, made by Indiana Tube in favor of Agent in the  original  principal  amount of  $2,156,190,  as the same now  exists or may hereafter be amended,  modified,  supplemented,  extended,  renewed, restated or replaced.

                   (xxi)  "Existing  Lucas Term Loan" shall have the meaning set forth in Section 2.3(a) hereof.

                   (xxii)  "Existing  Lucas  Term Loan  Balance"  shall have the meaning set forth in Section 2.3(i) hereof.

                   (xxiii)  "Existing  Lucas  Term  Note"  shall  mean  the Term
Promissory  Note,  dated March 31, 2004,  made by Lucas in favor of Agent in the original principal amount of $1,441,017, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                   (xxiv)  "Existing  Maryland  Wire Term  Loan"  shall have the meaning set forth in Section 2.3(a) hereof.

                   (xxv)  "Existing  Maryland Wire Term Loan Balance" shall have the meaning set forth in Section 2.3(d) hereof.

                   (xxvi) "Existing Maryland Wire Term Note" shall mean the Term
Promissory  Note,  dated March 31, 2004, made by Maryland Wire in favor of Agent in the original  principal  amount of $4,170,038,  as the same now exists or may hereafter be amended,  modified,  supplemented,  extended,  renewed, restated or replaced.

                   (xxvii)  "Existing  OMG Term Loan" shall have the meaning set forth in Section 2.3(a) hereof.

                   (xxviii)  "Existing  OMG Term Loan  Balance"  shall  have the meaning set forth in Section 2.3(b) hereof.

                   (xxix)   "Existing   OMG  Term  Note"  shall  mean  the  Term
Promissory  Note,  dated  March 31,  2004,  made by OMG in favor of Agent in the original principal amount of $5,073,365, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                   (xxx)  "Existing  Sumco Term Loan" shall have the meaning set forth in Section 2.3(a) hereof.

                   (xxxi)  "Existing  Sumco  Term Loan  Balance"  shall have the meaning set forth in Section 2.3(k) hereof.

                   (xxxii)  "Existing  Sumco  Term  Note"  shall  mean  the Term
Promissory  Note,  dated March 31, 2004,  made by Sumco in favor of Agent in the original principal amount of $2,173,551, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                   (xxxiii)  "Existing  Term  Loans"  shall have the meaning set forth in Section 2.3(a) hereof.

                   (xxxiv)  "Restated  Camdel  Term Note" shall mean the Amended and  Restated  Term  Promissory  Note  made by  Camdel  in favor of Agent in the original principal amount of $1,623,763, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                   (xxxv)  "Restated  Canfield Term Note" shall mean the Amended and  Restated  Term  Promissory  Note made by  Canfield in favor of Agent in the original principal amount of $1,042,295, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                   (xxxvi)  "Restated  Continental  Term  Note"  shall  mean the
Amended and Restated Term  Promissory Note made by Continental in favor of Agent in the original  principal  amount of $1,843,813,  as the same now exists or may hereafter be amended,  modified,  supplemented,  extended,  renewed, restated or replaced.

                   (xxxvii)  "Restated H&H Electronic  Term Note" shall mean the
Amended and Restated  Term  Promissory  Note made by H&H  Electronic in favor of
Agent in the original principal amount of $2,245,445,  as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                   (xxxviii)  "Restated  H&H  Tube  Term  Note"  shall  mean the
Amended and Restated Term  Promissory Note made by H&H Tube in favor of Agent in the  original  principal  amount  of  $534,583,  as the same now  exists  or may hereafter be amended,  modified,  supplemented,  extended,  renewed, restated or replaced.

                   (xxxix)  "Restated  Indiana  Tube Term  Note"  shall mean the
Amended and Restated Term Promissory Note made by Indiana Tube in favor of Agent in the original  principal  amount of $2,202,516,  as the same now exists or may hereafter be amended,  modified,  supplemented,  extended,  renewed, restated or replaced.

                   (xl)  "Restated  Lucas Term Note"  shall mean the Amended and
Restated  Term  Promissory  Note made by Lucas in favor of Agent in the original principal  amount of  $1,578,614,  as the same now  exists or may  hereafter  be amended, modified, supplemented, extended, renewed, restated or replaced.

                   (xli)  "Restated  Maryland  Wire Term  Note"  shall  mean the
Amended and  Restated  Term  Promissory  Note made by Maryland  Wire in favor of
Agent in the original principal amount of $3,252,001,  as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                   (xlii)  "Restated  OMG Term Note"  shall mean the Amended and
Restated  Term  Promissory  Note  made by OMG in favor of Agent in the  original principal  amount of  $5,773,038,  as the same now  exists or may  hereafter  be amended, modified, supplemented, extended, renewed, restated or replaced.

                   (xliii) "Restated Sumco Term Note" shall mean the Amended and
Restated  Term  Promissory  Note made by Sumco in favor of Agent in the original principal  amount of  $2,053,933,  as the same now  exists or may  hereafter  be amended, modified, supplemented, extended, renewed, restated or replaced.

                   (xliv)  "Restated  Term  Notes"  shall  mean  the  collective reference to the Restated OMG Term Note, the Restated Continental Term Note, the
Restated  Maryland Wire Term Note, the Restated H&H Tube Term Note, the Restated
Camdel Term Note,  the Restated  Canfield Term Note,  the Restated  Indiana Tube
Term Note, the Restated  Lucas Term Note, the Restated H&H Electronic  Term Note
and the Restated Sumco Term Note; each sometimes individually referred to herein as a "Restated Term Note".

            (c)  INTERPRETATION.  Capitalized  terms used  herein  which are not otherwise defined herein shall have the respective  meanings ascribed thereto in the Loan Agreement.

            2.   TERM LOANS. Section 2.3 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

                 "2.3  TERM LOANS.

                       (a) Prior to the date of Amendment  No. 5,
                  subject  to and upon the terms  and  conditions
                  contained  herein,  Lenders  made Term Loans to
                  (i) OMG in the  original  principal  amount  of
                  $5,073,365 (the "Existing OMG Term Loan"), (ii)
                  Continental in the original principal amount of
                  $1,707,688  (the  "Existing   Continental  Term
                  Loan"),  (iii)  Maryland  Wire in the  original
                  principal  amount of $4,170,038  (the "Existing
                  Maryland Wire Term Loan"), (iv) H&H Tube in the
                  original  principal  amount  of  $542,487  (the
                  "Existing  H&H Tube Term Loan"),  (v) Camdel in
                  the  original  principal  amount of  $1,641,676
                  (the   "Existing   Camdel  Term  Loan"),   (vi)
                  Canfield in the  original  principal  amount of
                  $993,037 (the  "Existing  Canfield Term Loan"),
                  (vii)  Indiana Tube in the  original  principal
                  amount of  $2,156,190  (the  "Existing  Indiana
                  Tube Term Loan"),  (viii) Lucas in the original
                  principal  amount of $1,441,017  (the "Existing
                  Lucas Term Loan"),  (ix) H&H  Electronic in the
                  original  principal  amount of $2,250,951  (the
                  "Existing  H&H  Electronic  Term Loan") and (x)
                  Sumco  in  the  original  principal  amount  of
                  $2,173,551 (the "Existing Sumco Term Loan" and,
                  together  with the Existing OMG Term Loan,  the
                  Existing  Continental  Term Loan,  the Existing
                  Maryland Wire Term Loan,  the Existing H&H Tube
                  Term Loan,  the Existing  Camdel Term Loan, the
                  Existing   Canfield  Term  Loan,  the  Existing
                  Indiana Tube Term Loan, the Existing Lucas Term
                  Loan and the Existing H&H Electronic Term Loan,
                  the "Existing Term Loans").

                       (b) OMG hereby acknowledges,  confirms and
                  agrees that,  as of the date of Amendment No. 5
                  and   immediately   before   giving  effect  to
                  Amendment No. 5, OMG is indebted to each Lender

                  for the  Obligations  evidenced by the Existing
                  OMG Term Note in the principal  amount equal to
                  $3,907,862   (the   "Existing   OMG  Term  Loan
                  Balance"),   plus  accrued  interest  and  fees
                  thereon. On the Amendment No. 5 Effective Date,
                  subject to the terms and  conditions  contained
                  herein and in the other  Financing  Agreements,
                  each Lender agrees to fund an  additional  Term
                  Loan to OMG in the  original  principal  amount
                  equal  to  such  Lender's  Pro  Rata  Share  of
                  $1,865,176  which,  together  with the Existing
                  OMG Term Loan  Balance,  shall be  consolidated
                  and   evidenced  by  and  be  due  and  payable
                  pursuant to the terms of the  Restated OMG Term
                  Note.

                       (c)   Continental   hereby   acknowledges,
                  confirms  and  agrees  that,  as of the date of
                  Amendment No. 5 and  immediately  before giving
                  effect  to  Amendment  No.  5,  Continental  is
                  indebted  to each  Lender  for the  Obligations
                  evidenced by the Existing Continental Term Note
                  in the  principal  amount  equal to  $1,315,379
                  (the "Existing Continental Term Loan Balance"),
                  plus accrued interest and fees thereon.  On the
                  Amendment No. 5 Effective Date,  subject to the
                  terms and  conditions  contained  herein and in
                  the other  Financing  Agreements,  each  Lender
                  agrees  to  fund  an  additional  Term  Loan to
                  Continental  in the original  principal  amount
                  equal  to  such  Lender's  Pro  Rata  Share  of
                  $528,434  which,  together  with  the  Existing
                  Continental   Term  Loan   Balance,   shall  be
                  consolidated  and  evidenced  by and be due and
                  payable  pursuant to the terms of the  Restated
                  Continental Term Note.

                       (d)  Maryland  Wire  hereby  acknowledges,
                  confirms  and  agrees  that,  as of the date of
                  Amendment No. 5 and  immediately  before giving
                  effect to  Amendment  No. 5,  Maryland  Wire is
                  indebted  to each  Lender  for the  Obligations
                  evidenced  by the Existing  Maryland  Wire Term
                  Note  in  the   principal   amount   equal   to
                  $2,690,642  (the  "Existing  Maryland Wire Term
                  Loan Balance"),  plus accrued interest and fees
                  thereon. On the Amendment No. 5 Effective Date,
                  subject to the terms and  conditions  contained
                  herein and in the other  Financing  Agreements,
                  each Lender agrees to fund an  additional  Term
                  Loan to Maryland Wire in the original principal
                  amount equal to such Lender's Pro Rata Share of
                  $561,359  which,  together  with  the  Existing
                  Maryland  Wire  Term  Loan  Balance,  shall  be
                  consolidated  and  evidenced  by and be due and
                  payable  pursuant to the terms of the  Restated
                  Maryland Wire Term Note.

                       (e) H&H Tube hereby acknowledges, confirms
                  and agrees  that,  as of the date of  Amendment
                  No. 5 and  immediately  before giving effect to
                  Amendment  No. 5, H&H Tube is  indebted to each
                  Lender  for the  Obligations  evidenced  by the
                  Existing  H&H Tube Term  Note in the  principal
                  amount  equal to $417,860  (the  "Existing  H&H

                  Tube Term Loan Balance"), plus accrued interest
                  and  fees  thereon.  On  the  Amendment  No.  5
                  Effective  Date,   subject  to  the  terms  and
                  conditions  contained  herein  and in the other
                  Financing  Agreements,  each  Lender  agrees to
                  fund an additional Term Loan to H&H Tube in the
                  original   principal   amount   equal  to  such
                  Lender's  Pro  Rata  Share of  $116,723  which,
                  together  with the  Existing H&H Tube Term Loan
                  Balance, shall be consolidated and evidenced by
                  and be due and payable pursuant to the terms of
                  the Restated H&H Tube Term Note.

                       (f) Camdel hereby  acknowledges,  confirms
                  and agrees  that,  as of the date of  Amendment
                  No. 5 and  immediately  before giving effect to
                  Amendment  No. 5,  Camdel is  indebted  to each
                  Lender  for the  Obligations  evidenced  by the
                  Existing  Camdel  Term  Note  in the  principal
                  amount  equal  to  $1,264,531   (the  "Existing
                  Camdel  Term  Loan   Balance"),   plus  accrued
                  interest and fees thereon. On the Amendment No.
                  5  Effective  Date,  subject  to the  terms and
                  conditions  contained  herein  and in the other
                  Financing  Agreements,  each  Lender  agrees to
                  fund an  additional  Term Loan to Camdel in the
                  original   principal   amount   equal  to  such
                  Lender's  Pro  Rata  Share of  $359,232  which,
                  together  with the  Existing  Camdel  Term Loan
                  Balance, shall be consolidated and evidenced by
                  and be due and payable pursuant to the terms of
                  the Restated Camdel Term Note.

                       (g) Canfield hereby acknowledges, confirms
                  and agrees  that,  as of the date of  Amendment
                  No. 5 and  immediately  before giving effect to
                  Amendment  No. 5,  Canfield is indebted to each
                  Lender  for the  Obligations  evidenced  by the
                  Existing  Canfield  Term Note in the  principal
                  amount   equal  to  $764,914   (the   "Existing
                  Canfield  Term  Loan  Balance"),  plus  accrued
                  interest and fees thereon. On the Amendment No.
                  5  Effective  Date,  subject  to the  terms and
                  conditions  contained  herein  and in the other
                  Financing  Agreements,  each  Lender  agrees to
                  fund an additional Term Loan to Canfield in the
                  original   principal   amount   equal  to  such
                  Lender's  Pro  Rata  Share of  $277,381  which,
                  together  with the Existing  Canfield Term Loan
                  Balance, shall be consolidated and evidenced by
                  and be due and payable pursuant to the terms of
                  the Restated Canfield Term Note.

                       (h)  Indiana  Tube  hereby   acknowledges,
                  confirms  and  agrees  that,  as of the date of
                  Amendment No. 5 and  immediately  before giving
                  effect  to  Amendment  No. 5,  Indiana  Tube is
                  indebted  to each  Lender  for the  Obligations
                  evidenced  by the  Existing  Indiana  Tube Term
                  Note  in  the   principal   amount   equal   to
                  $1,505,418  (the  "Existing  Indiana  Tube Term
                  Loan Balance"),  plus accrued interest and fees
                  thereon. On the Amendment No. 5 Effective Date,

                  subject to the terms and  conditions  contained
                  herein and in the other  Financing  Agreements,
                  each Lender agrees to fund an  additional  Term
                  Loan to Indiana Tube in the original  principal
                  amount equal to such Lender's Pro Rata Share of
                  $697,098  which,  together  with  the  Existing
                  Indiana  Tube  Term  Loan  Balance,   shall  be
                  consolidated  and  evidenced  by and be due and
                  payable  pursuant to the terms of the  Restated
                  Indiana Tube Term Note.

                       (i) Lucas  hereby  acknowledges,  confirms
                  and agrees  that,  as of the date of  Amendment
                  No. 5 and  immediately  before giving effect to
                  Amendment  No.  5,  Lucas is  indebted  to each
                  Lender  for the  Obligations  evidenced  by the
                  Existing  Lucas  Term  Note  in  the  principal
                  amount  equal to  $1,109,  976  (the  "Existing
                  Lucas  Term  Loan   Balance"),   plus   accrued
                  interest and fees thereon. On the Amendment No.
                  5  Effective  Date,  subject  to the  terms and
                  conditions  contained  herein  and in the other
                  Financing  Agreements,  each  Lender  agrees to
                  fund an  additional  Term  Loan to Lucas in the
                  original   principal   amount   equal  to  such
                  Lender's  Pro  Rata  Share of  $468,638  which,
                  together  with the  Existing  Lucas  Term  Loan
                  Balance, shall be consolidated and evidenced by
                  and be due and payable pursuant to the terms of
                  the Restated Lucas Term Note.

                       (j) H&H  Electronic  hereby  acknowledges,
                  confirms  and  agrees  that,  as of the date of
                  Amendment No. 5 and  immediately  before giving
                  effect to Amendment  No. 5, H&H  Electronic  is
                  indebted  to each  Lender  for the  Obligations
                  evidenced by the Existing H&H  Electronic  Term
                  Note  in  the   principal   amount   equal   to
                  $1,733,845  (the "Existing H&H Electronic  Term
                  Loan Balance"),  plus accrued interest and fees
                  thereon. On the Amendment No. 5 Effective Date,
                  subject to the terms and  conditions  contained
                  herein and in the other  Financing  Agreements,
                  each Lender agrees to fund an  additional  Term
                  Loan  to  H&H   Electronic   in  the   original
                  principal  amount  equal to such  Lender's  Pro
                  Rata Share of $511,600 which, together with the
                  Existing  H&H  Electronic  Term  Loan  Balance,
                  shall be  consolidated  and evidenced by and be
                  due and  payable  pursuant  to the terms of the
                  Restated H&H Electronic Term Note.

                       (k) Sumco  hereby  acknowledges,  confirms
                  and agrees  that,  as of the date of  Amendment
                  No. 5 and  immediately  before giving effect to
                  Amendment  No.  5,  Sumco is  indebted  to each
                  Lender  for the  Obligations  evidenced  by the
                  Existing  Sumco  Term  Note  in  the  principal
                  amount equal to $1,674,227 (the "Existing Sumco
                  Term Loan Balance"),  plus accrued interest and
                  fees thereon.  On the Amendment No. 5 Effective

                  Date,  subject  to  the  terms  and  conditions
                  contained  herein  and in the  other  Financing
                  Agreements,  each  Lender  agrees  to  fund  an
                  additional  Term Loan to Sumco in the  original
                  principal  amount  equal to such  Lender's  Pro
                  Rata Share of $379,706 which, together with the
                  Existing  Sumco  Term  Loan  Balance,  shall be
                  consolidated  and  evidenced  by and be due and
                  payable  pursuant to the terms of the  Restated
                  Sumco Term Note.

                       (l) Each of the  Existing  Term  Loans (as
                  consolidated  with the  additional  Term  Loans
                  made in accordance with Sections 2.3(b) through
                  (k) hereof) is (i) evidenced by a Restated Term
                  Note in the original  principal  amount thereof
                  (as  so   consolidated),   duly   executed  and
                  delivered by the applicable  Borrower,  (ii) to
                  be repaid,  together  with  interest  and other
                  amounts,  in  accordance  with this  Agreement,
                  such Restated Term Note and the other Financing
                  Agreements and (iii) secured by the Collateral.
                  The  principal  amount of each of the  Existing
                  Term Loans (as consolidated with the additional
                  Term Loans  made in  accordance  with  Sections
                  2.3(b)  through (k) hereof)  shall be repaid in
                  seventy   four   (74)    consecutive    monthly
                  installments  (or earlier as  provided  herein)
                  payable   on  the  first  day  of  each   month
                  commencing October 1, 2005; PROVIDED, THAT, the
                  entire unpaid principal amount of each Existing
                  Term Loan (as so consolidated)  and all accrued
                  and unpaid  interest  thereon  shall be due and
                  payable upon the effective  date of termination
                  or non-renewal of the Financing Agreements. The
                  amount of each such monthly  installment  shall
                  be  equal  to  $78,014   with  respect  to  the
                  Existing Term Loan (as so consolidated) to OMG,
                  $24,916 with respect to the Existing  Term Loan
                  (as so  consolidated)  to Continental,  $43,946
                  with respect to the  Existing  Term Loan (as so
                  consolidated)  to  Maryland  Wire,  $7,224 with
                  respect  to  the  Existing  Term  Loan  (as  so
                  consolidated) to H&H Tube, $21,943 with respect
                  to the Existing Term Loan (as so  consolidated)
                  to Camdel, $14,085 with respect to the Existing
                  Term  Loan (as so  consolidated)  to  Canfield,
                  $29,764 with respect to the Existing  Term Loan
                  (as so consolidated)  to Indiana Tube,  $21,333
                  with respect to the  Existing  Term Loan (as so
                  consolidated) to Lucas, $30,344 with respect to
                  the Existing Term Loan (as so  consolidated) to
                  H&H  Electronic and $27,756 with respect to the
                  Existing  Term  Loan  (as so  consolidated)  to
                  Sumco.

                       (m)  The  Restated  OMG  Term  Note  shall
                  supercede,   replace,  amend  and  restate  the
                  Existing   OMG   Term   Note.    The   Restated
                  Continental Term Note shall supercede, replace,
                  amend and restate the Existing Continental Term
                  Note.  The  Restated  Maryland  Wire  Term Note
                  shall supercede, replace, amend and restate the
                  Existing  Maryland Wire Term Note. The Restated
                  H&H Tube Term Note  shall  supercede,  replace,

                  amend and  restate the  Existing  H&H Tube Term
                  Note.  The  Restated  Camdel  Term  Note  shall
                  supercede,   replace,  amend  and  restate  the
                  Existing   Camdel  Term  Note.   The   Restated
                  Canfield  Term Note shall  supercede,  replace,
                  amend and restate the  Existing  Canfield  Term
                  Note. The Restated Indiana Tube Term Note shall
                  supercede,   replace,  amend  and  restate  the
                  Existing  Indiana Tube Term Note.  The Restated
                  Lucas Term Note shall supercede, replace, amend
                  and restate the Existing  Lucas Term Note.  The
                  Restated   H&H   Electronic   Term  Note  shall
                  supercede,   replace,  amend  and  restate  the
                  Existing H&H Electronic Term Note. The Restated
                  Sumco Term Note shall supercede, replace, amend
                  and restate the Existing  Sumco Term Note.  The
                  amendment and restatement  contained in each of
                  the  Restated  Term  Notes  shall  not,  in any
                  manner, be construed to constitute  payment of,
                  or  impair,  limit,  cancel or  extinguish,  or
                  constitute a novation in respect of, any of the
                  Obligations  evidenced by or arising  under the
                  Financing   Agreements,   and  the   liens  and
                  security  interests  securing such  Obligations
                  shall not in any manner be  impaired,  limited,
                  terminated, waived or released."

       3.  INDEBTEDNESS.  Section 9.9(f) of the Loan Agreement is hereby amended by  deleting  the phrase "as in effect on October  29,  2004" from each place it appears in such Section and  replacing it with "as in effect on the date hereof, as amended by Consent  to Loan and  Security  Agreement,  dated as of August 31,
2004, Loan and Security Agreement  Amendment,  October 29, 2004, Amendment No. 2
to Loan and Security Agreement,  dated as of May 20, 2005 and Consent,  dated as of September 8, 2005".

       4. NEW  INTERCREDITOR  AGREEMENT.  Each  Lender (a)  authorizes  Agent to terminate  the  Intercreditor  Agreement,  dated as of October 29, 2004,  by and between Agent and  Canpartners  Investments  IV, LLC, as agent,  (b)  authorizes
Agent to enter  into the  Intercreditor  Agreement,  dated on or about  the date hereof (the "New Steel Partners Intercreditor Agreement"),  by and between Agent and Steel  Partners II, L.P., as agent for the Tranche B Term Loan Lenders,  and
(iii) agrees that it will be bound (as a Lender) by the terms and  conditions of the New Steel Partners Intercreditor Agreement.

       5.  AMENDMENT FEE. In addition to all other fees,  charges,  interest and expenses payable by any Borrower or Guarantor to Agent or Lenders under the Loan
Agreement and the other Financing Agreements, Borrowers and Guarantors shall pay to Agent  pro rata for the  account  of  Lenders  (in such  manner  as Agent may agree),  contemporaneously  with the  effectiveness  of this Amendment No. 5, an amendment  fee in the  amount of  $60,000,  which fee shall be fully  earned and nonrefundable  as of the date  hereof and may be charged to any loan  account of
Borrowers.

       6. REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Borrower and Guarantor
hereby  represents,  warrants and  covenants to Agent and Lenders the  following
(which shall survive the  execution  and delivery of this  Amendment No. 5), the

                                       13

truth and  accuracy of which are a  continuing  condition of the making of Loans and providing Letter of Credit Accommodations to Borrowers:

            (a) This  Amendment No. 5 and each other  agreement or instrument to be executed and  delivered by Borrowers and  Guarantors  in connection  herewith
(collectively,  together with this Amendment No. 5, the  "Amendment  Documents")
have been duly authorized, executed and delivered by all necessary action on the part of each of the Borrowers and Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders and is in full force and effect as of the  date  hereof  and  the  agreements  and  obligations  of  each of the
Borrowers and  Guarantors  contained  herein and therein  constitute  the legal, valid  and  binding  obligations  of  each  of  the  Borrowers  and  Guarantors,
enforceable   against  them  in   accordance   with  their   terms,   except  as
enforceability is limited by bankruptcy, insolvency, reorganization,  moratorium or other laws relating to or affecting  the  enforcement  of  creditors'  rights generally and except to the extent that  availability  of the remedy of specific performance  or  injunctive  relief is  subject to the  discretion  of the court before which any proceeding therefor may be brought.

            (b) The execution,  delivery and performance of this Amendment No. 5 and the  other  Amendment  Documents  (a) are all  within  each  Borrower's  and
Guarantor's  corporate or limited  liability  company  powers and (b) are not in contravention  of law or the terms of any Borrower's or Guarantor's  certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture,  agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound.

            (c) No  Default or Event of Default  exists or has  occurred  and is continuing.

            (d) All of the  representations and warranties set forth in the Loan
Agreement and the other Financing  Agreements,  each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date  hereof,  except to the extent any such  representation  or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

            (e) Each of the Tranche B Amendment  (as defined  below) and the New
Steel Partners Intercreditor Agreement has been executed and delivered by all of the parties thereto and is in full force and effect.

            (f) All of the  Tranche  B Term Loan  Debt (as  defined  in the Loan
Agreement  immediately  before giving  effect to this  Amendment No. 5) has been assigned to Steel Partners II, L.P.

            (g)  Canpartners  Investments IV, LLC has resigned as Tranche B Term
Loan Agent, and Steel Partners II, L.P. is the Tranche B Term Loan Agent.

       7. CONDITIONS  PRECEDENT.  The provisions  contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

                                       14

            (a) Agent shall have received this Amendment No. 5, duly authorized, executed and delivered by Borrowers, Guarantors and Lenders;

            (b)  Agent  shall  have  received  a true  and  correct  copy of any consent, waiver or approval to or of this Amendment No. 5 or any other Amendment
Documents  which any  Borrower or Guarantor is required to obtain from any other
Person,  and such  consent,  waiver  or  approval  shall  in form and  substance satisfactory to Agent;

            (c) no Default or Event of Default  shall exist or have occurred and be continuing;

            (d)  Agent  shall  have  received  the   Assignment  and  Acceptance
Agreement, dated as of September 8, 2005, by and between Canpartners Investments
IV, LLC and Steel  Partners  II, L.P.,  in form and  substance  satisfactory  to
Agent, duly authorized, executed and delivered by the parties thereto;

            (e)  Agent  shall  have  received  a letter  agreement,  in form and substance  satisfactory to Agent,  which terminates the Intercreditor  Agreement
(as  defined in the Loan  Agreement  immediately  before  giving  effect to this
Amendment  No. 5),  duly  authorized,  executed  and  delivered  by  Canpartners
Investments IV, LLC, as agent, and acknowledged by Borrowers and Guarantors;

            (f) Agent shall have received the New Steel  Partners  Intercreditor
Agreement,  in form  and  substance  satisfactory  to  Agent,  duly  authorized, executed and  delivered by Agent and Steel  Partners II, L.P.,  as agent for the
Tranche B Term Loan Lenders and acknowledged by Borrowers and Guarantors;

            (g) Agent  shall have  received an  amendment  to the Tranche B Term
Loan Agreement (the "Tranche B Amendment"),  in form and substance  satisfactory to  Agent,  duly  authorized,  executed  and  delivered  by each of the  parties thereto, which Tranche B Amendment shall be in full force and effect;

            (h) Agent shall have received  each of the Restated  Term Notes,  in form  and  substance  satisfactory  to  Agent,  duly  authorized,  executed  and delivered by the applicable Borrower party thereto; and

            (i) Agent shall have received, in form and substance satisfactory to
Agent, a Secretary's  Certificate  from each Borrower and Guarantor with respect to, among other things,  resolutions  of the Board of Directors of such Borrower and Guarantor  evidencing the adoption and subsistence of resolutions  approving the execution,  delivery and  performance by such Borrower and Guarantor of this
Amendment and the other Amendment Documents.

       8. EFFECT OF THIS AGREEMENT. Except as expressly amended pursuant hereto, no other changes or  modifications  to the Financing  Agreements are intended or implied,  and,  in all other  respects,  the  Financing  Agreements  are  hereby specifically  ratified,  restated and confirmed by all parties  hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing  Agreements are  inconsistent  with the provisions of this Amendment No. 5, the  provisions of this Amendment No. 5 shall control.

                                       15

       9. FURTHER ASSURANCES. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be requested by
Agent to effectuate the provisions and purposes of this Amendment No. 5.

       10. GOVERNING LAW. The validity,  interpretation  and enforcement of this
Agreement  and the other  Financing  Agreements  (except as  otherwise  provided therein)  and any dispute  arising out of the  relationship  between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the  application  of the law of any jurisdiction other than the laws of the State of New York.

       11. BINDING EFFECT.  This Amendment No. 5 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

       12. HEADINGS.  The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 5.

       13.  COUNTERPARTS.  This Amendment No. 5 may be executed in any number of counterparts,  each of  which  shall  be an  original,  but all of  which  taken together shall  constitute one and the same  agreement.  Delivery of an executed counterpart of this Amendment No. 5 by telefacsimile or other electronic  method of  transmission  shall  have the same force and  effect as the  delivery  of an original  executed  counterpart of this Amendment No. 5. Any party delivering an executed  counterpart  of  this  Amendment  No.  5  by  telefacsimile  or  other electronic  method of  transmission  shall  also  deliver an  original  executed
counterpart,   but  the  failure  to  do  so  shall  not  affect  the  validity, enforceability or binding effect of such agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       16

            IN WITNESS  WHEREOF,  the parties  hereto have caused this Amendment
No. 5 to be executed on the day and year first above written.

AGENT                                          BORROWERS
-----                                          ---------

WACHOVIA BANK, NATIONAL
ASSOCIATION, successor by merger to
Congress Financial Corporation, as Agent       HANDY & HARMAN

By: /s/ Thomas Grabosky                        By: /s/ Dennis C. Kelley
    -----------------------------------            -----------------------------
Title: Director                                Title: Vic President - CFO

                                               OMG, INC., formerly known as
                                               Olympic Manufacturing Group, Inc.

                                               By: /s/ Dennis C. Kelly
                                                   -----------------------------
LENDERS                                        Title: Vice President
-------
WACHOVIA BANK, NATIONAL
ASSOCIATION, successor by merger to
Congress Financial Corporation                 CONTINENTAL INDUSTRIES, INC.

By: /s/ Thomas Grabosky                        By: /s/ Dennis C. Kelly
   ------------------------------------           ------------------------------
Title: Director                                Title: Vice President

TEXTRON FINANCIAL CORPORATION                  MARYLAND SPECIALTY WIRE, INC.

By: /s/ Kurt Kalliomoa                         By: /s/ Dennis C. Kelly
   ------------------------------------           ------------------------------
Title: Sr. Account Executive                   Title: Vice President

BANK OF AMERICA, N.A.                          HANDY & HARMAN TUBE COMPANY, INC.

By: /s/ Kim Bushey                             By: /s/ Dennis C. Kelly
   ------------------------------------           ------------------------------
Title: S.V.P.                                  Title: Vice President

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                 [SIGNATURE PAGES CONTINUED FROM PREVIOUS PAGE]

                                              CAMDEL METALS CORPORATION

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

                                              CANFIELD METAL COATING CORPORATION

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

                                              MICRO-TUBE FABRICATORS, INC.

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

                                              INDIANA TUBE CORPORATION

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

                                              LUCAS-MILHAUPT, INC.

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

                                              HANDY & HARMAN ELECTRONIC
                                              MATERIALS CORPORATION

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

                                              SUMCO INC.

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

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                                              GUARANTORS
                                              ----------

                                              HANDY & HARMAN OF CANADA, LIMITED

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

                                              ELE CORPORATION

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

                                              ALLOY RING SERVICE INC.

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

                                              DANIEL RADIATOR CORPORATION

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

                                              H&H PRODUCTIONS, INC.

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

                                              HANDY & HARMAN AUTOMOTIVE GROUP,
                                              INC.

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

                                              HANDY & HARMAN INTERNATIONAL, LTD.

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

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                 [SIGNATURE PAGES CONTINUED FROM PREVIOUS PAGE]

                                              HANDY & HARMAN PERU, INC.

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

                                              KJ-VMI REALTY, INC.

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

                                              PAL-RATH REALTY, INC.

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

                                              PLATINA LABORATORIES, INC.

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

                                              SHEFFIELD STREET CORPORATION

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

                                              SWM, INC.

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President

                                              WILLING B WIRE CORPORATION

                                               By: /s/ Dennis C. Kelly
                                                  ------------------------------
                                               Title: Vice President